Exhibit 99.1
INVESTOR DAY MAY 2024 1900 CRYSTAL DRIVE, THE GRACE LOBBY

DISCLOSURES FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH”, the “Company”, “we”, “us”, “our” or similar terms) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “hypothetical”, “potential”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this Investor Presentation. We also note the following may impact our forward-looking statements: the risks associated with the failure to enter into and/or complete contemplated acquisitions or dispositions within the price ranges anticipated and on the terms and timing anticipated, or at all; the impact of potential widespread and localized outbreaks of infectious diseases and other health concerns; whether the Washington housing initiative will preserve affordability for DC region residents and deliver long-term value for our investors; the impact of disruptions to the credit and capital markets on our ability to access capital, including refinancing maturing debt; our ability to achieve our target leverage; whether we will continue to have access to multiple sources of capital and our leverage profile supports long-term value creation; changes to the amount and manner in which tenants use space; whether multifamily demand and rents in the DC region will be more resilient than other parts of the country, including the Sunbelt; whether a limited supply of rental units in the DC region will lead to accelerated future rent growth; whether our expected tenant vacancies will occur on the anticipated timeline and the extent to which, if at all, some those properties will be taken out of service; whether our transition to majority multifamily will be completed on the anticipated timeline, including the sales of our non-core assets; whether our concertation in National Landing will be further increased on the anticipated timeline or at all; whether our future capital recycling efforts will be successful and will be at or above NAV; whether in the case of our under-construction and other-use development assets, estimated square feet, estimated rental revenue, estimated number of units and in the case of our near-term and future development assets, estimated potential development density are accurate; whether our expected occupancy, annualized rents, leasing costs, stabilized NOI, weighted average NOI yield and potential NOI growth and related assumptions are accurate, whether our Placemaking expertise will maximize the value of our real estate through retail interventions and infrastructure improvements; whether our to-be-opened retail tenants will open on the anticipated timeline and reflect the anticipated composition; whether new retail tenants, amenities and demand drivers will attract new multifamily tenants and employers to National Landing; the amount, specifications, and timing of planned infrastructure and educational improvements in National Landing related to Amazon.com, Inc.’s (“Amazon”) additional headquarters and the Virginia Tech Innovation Campus; the economic impact, job growth and related demand for multifamily and commercial properties of Amazon’s additional headquarters on the DC region and National Landing and the speed with which such impact occurs and Amazon’s plans for hiring and in-person work requirements; whether Amazon’s workers will prefer to live within walking or biking distance to work; the impact of our role as the exclusive developer, property manager and retail leasing agent in connection with Amazon’s new headquarters; our development plans related to Amazon’s additional headquarters; whether and the extent to which the new Virginia Tech Innovation Campus, once completed, will enroll new students and attract tenants to National Landing; whether National Landing will benefit economically from its proximity to the Department of Defense, large defense contractors, and elevated defense spending; whether private investment in defense technology will continue to grow and the recipients of such investments will choose to locate near the Pentagon and prime contractors; whether the planned construction and improvements in and around National Landing will be completed on time or at all; whether the Route 1 renovation will result in new acreage of developable land in National Landing; whether our plans related to our investment in 5G wireless spectrum across National Landing will create the anticipated benefits; whether future supply or construction delays will inhibit our ability to time new multifamily deliveries to meet market demand; whether the number of retailers and multifamily units in National Landing will increase on the anticipated timelines; whether the entitlement process for our Development Pipeline will be completed at all and on the expected timeline; in the case of our Under Construction and Development Pipeline, the estimated completion and entitlement dates, and total and National Landing density; whether we will be able to monetize our land bank through land sales, ground leases, and/or recapitalizations; whether we can access agency debt secured by our currently unencumbered multifamily assets in a timely manner, in the amounts we estimate, on reasonable terms or at all; whether our estimated borrowing capacity is accurate; whether proceeds from ongoing capital recycling will be used to de-lever; whether our newly delivered assets and the assets in our Development Pipeline will stabilize on the timing anticipated; whether hybrid work trends will increase tenant desire to repurpose space; expected increase in annualized interest expense associated with new deliveries; whether there will be continued downward pressure on third-party asset management and real estate services from asset sales in the JBG legacy funds and lowered development fees due to delayed starts; whether we will be able to refinance loans once assets stabilize; and whether the allocation of capital to our share repurchase plan has any impact on our share price. Many of the factors that will determine the outcome of these, and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors," Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Cautionary Statement Concerning Forward-Looking Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports the Company files with the Securities and Exchange Commission. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof. 2

DISCLOSURES PRO RATA INFORMATION We present certain financial information and metrics in this Investor Presentation "at JBG SMITH Share," which refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures (collectively, "real estate ventures") as applied to these financial measures and metrics. Financial information "at JBG SMITH Share" is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset's financial information. "At JBG SMITH Share" information, which we also refer to as being "at share," "our pro rata share" or "our share," is not, and is not intended to be, a presentation in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers' share of assets, liabilities, revenue, and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third-party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers' interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the repayment or refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP "at JBG SMITH Share" financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. Occupancy, non-GAAP financial measures, leverage metrics, operating assets and operating metrics presented in our investor package exclude our 10.0% subordinated interest in one commercial building, our 33.5% subordinated interest in four commercial buildings, our 49.0% interest in three commercial buildings and our 9.9% interest in one commercial building, as well as the associated non-recourse mortgage loans, held through unconsolidated real estate ventures, as our investment in each real estate venture is zero, we do not anticipate receiving any near-term cash flow distributions from the real estate ventures, and we have not guaranteed their obligations or otherwise committed to providing financial support. MARKET DATA Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information is not assured. We have not independently verified any such information. DEFINITIONS AND RECONCILIATIONS For certain definitions and reconciliations see pages 76–81. 3

TABLE OF CONTENTS 4 OVERVIEW & STRATEGY CAPITAL ALLOCATION BALANCE SHEET & COMPONENTS OF NOI CLOSING REMARKS NATIONAL LANDING 1 2 3 4 5 7 APPENDIX OPERATING PORTFOLIO HIGHLIGHTS 6

SPEAKERS 5 Moina Banerjee Chief Financial Officer George Xanders Chief Investment Officer David Ritchey Chief Commercial Officer Evan Regan-Levine Chief Strategy Officer Matt Kelly Chief Executive Officer Michelle Tierce EVP, Asset Management

6

OVERVIEW & STRATEGY

STRATEGY INVESTED IN THE BEST LOCATED SUBMARKETS IN THE DC REGION WHERE WE CAN LEVERAGE OUR SCALE AND PLACEMAKING EXPERTISE TO CREATE VIBRANT NEIGHBORHOODS 8 Concentrated in highly amenitized, Metro-served submarkets in the DC metro area Investment at scale in these neighborhoods allows us to leverage our placemaking capabilities to drive demand and rent growth Transforming our neighborhoods into amenity-rich areas with 18-hour environments to live-work-play Atlantic Plumbing West Half 1900 Crystal Drive – The Grace and Reva

MAXIMIZING LONG-TERM NAV PER SHARE

TRANSITIONING TO MAJORITY MULTIFAMILY AND CONCENTRATING OFFICE IN NATIONAL LANDING


1900 Crystal Drive – The Grace

1. With the addition of 1900 Crystal Drive and 2000/2001 South Bell Street, the transition to majority multifamily is complete
2. ~75% of the portfolio[1] is concentrated in National Landing, home to our transformative placemaking, Amazon's new headquarters, Virginia Tech's Innovation Campus, and the Pentagon
3. Proven capital allocator with robust balance sheet
4. Seasoned team with strong alignment

(1) Includes operating portfolio, under-construction assets, and development pipeline

9

WHERE WE’VE BEEN SOLD 45% OF ASSETS HELD AT INCEPTION ALLOCATED 67% OF RECYCLED CAPITAL TO MULTIFAMILY 10 62% Multifamily 15 Assets 4.5M SF $2.4B Est. Total Investment 70% Office 55 Assets 13.1M SF $3.4B of Value 86% Multifamily 8 Assets 2.6M SF $0.6B of Value Dispositions Development Acquisitions Universal Buildings 2000 / 2001 South Bell Street Rendering The Batley

WHERE WE ARE Note: As of March 31, 2024 11 OPERATING PORTFOLIO DEVELOPMENT PIPELINE 1900 Crystal Drive – Reva Lobby Rendering MULTIFAMILY COMMERCIAL UNDER-CONSTRUCTION 6,318 UNITS 7.2M SF 1,583 UNITS Q1 2024 ANNUALIZED NOI DEVELOPMENT PIPELINE $307M 7,715 UNITS 1.6M SF MULTIFAMILY COMMERCIAL OPERATING PORTFOLIO MULTIFAMILY OCCUPANCY COMMERCIAL LEASED 94% 85% WEIGHTED AVERAGE LEASE TERM 5.1 YEARS

WHERE WE'RE HEADED

MAJORITY MULTIFAMILY, STABILIZED OFFICE IN NATIONAL LANDING, AND ACTIVATED DEVELOPMENT PIPELINE

PORTFOLIO COMPOSITION

INCEPTION (2017)	TODAY(1)	PRO FORMA(2)


Multifamily
21%
Other
Office
39%
National
Landing
Office
40%


Other
Office
7%
Multifamily
44%
National
Landing
Office
49%


Other
Office
4%
National
Landing
Office
40%
Multifamily
56%

17.9M SF DEVELOPMENT PIPELINE	9.3M SF DEVELOPMENT PIPELINE	9.3M SF DEVELOPMENT PIPELINE
49% NATIONAL LANDING	~75% NATIONAL LANDING	~75% NATIONAL LANDING

Note: Pie charts based on operating portfolio Annualized NOI; percent of National Landing metric based on SF and includes the operating portfolio, under-construction assets, and development pipeline
(1) As of Q1 2024, pie chart includes signed but not yet commenced lease revenue and excludes NOI from sold or recapitalized assets; ground lease NOI is included with multifamily
(2) Pro forma adds $44M of Estimated Stabilized NOI from the under-construction multifamily assets and ~$45M of estimated new office leasing revenue in National Landing (~1M SF to achieve 90% occupancy at $45 PSF average rents) to the "Today" NOI described above, and removes ~$45M of annualized rent from tenants known or expected to be vacating in 2024 and 2025 and Annualized NOI from commercial assets where we believe the outstanding principal balance of the mortgage collateralizing the asset exceeds the asset value

12

FUTURE PORTFOLIO

NATIONAL LANDING-FOCUSED, MAJORITY MUTLIFAMILY COMPANY CONCENTRATED IN METRO-SERVED, HIGHLY AMENITIZED, HIGH BARRIER-TO-ENTRY SUBMARKETS


Bethesda Rock Spring
Bethesda CBD
Brookland / Fort Totten
U Street Shaw
West End
Union Market
Ballston
NoMa
Ballpark
~75%
National Landing
5 MILE RADIUS
20 MINUTE COMMUTE
JBG SMITH Multifamily Assets
JBG SMITH Office Assets

95%	~75%
Within 20-min commute of National Landing	Concentrated in National Landing
99%	87
Metro-served	Walk Score(1)

Note: Based on square feet; excludes the square footage of the commercial assets where we believe the outstanding principal balance of the mortgage collateralizing the asset exceeds the asset value
(1) Source: www.walkscore.com

13

2023 ACCOMPLISHMENTS 14  Completed the 2.1 Million Square Foot Metropolitan Park, the First Phase of Amazon’s New Headquarters  Doubled Crystal Drive Retail and Delivered Two Critical Placemaking Projects in National Landing  Completed $444 Million of Dispositions at Attractive Valuations  Addressed Over $1.0 Billion of Debt in Challenging Market Conditions  Streamlined Business Operations Amidst Transition to Majority Multifamily and Realized Total G&A Savings of Approximately 10%  Continued as a Market Leader in Sustainability and Housing Affordability

AWARDS AND ACCOLADES 15  Nareit’s Diversified Leader in the Light Award (2021, 2023)  Five-star rated (2020-2023)  Regional Sector Leader (2023) – Development Pipeline  Fitwel Viral Response Certification – Entity and Asset Levels  Fitwel Champion  Achieved Green Lease Leader’s Gold Award (2024)  “Best ESG Investment Fund: Real Estate” by ESG Investing (2022)  JBGS-managed Impact Pool financed over 3,000 workforce housing units  EPA’s Top 100 Green Power Partner (2024)  USGBC Leadership Award for Organizational Excellence (2023)  Founding member of Nareit’s Dividends Through Diversity, Equity & Inclusion CEO Council  Energage’s Top Workplaces (2024)  Washington Business Journal’s Developer of the Year (2023)  Recognized as a member of the Bloomberg Gender-Equality Index (2023)  LinkedIn Top Companies Real Estate (2022)

NATIONAL LANDING SCALE AND REACH MASSIVE SCALE, CONTROL, AND DEMAND DRIVERS (1) Includes operating and under-construction assets; excludes 2221 S. Clark Street – Residential as it is operated as a short-term rental property (2) Excludes assets that we plan to take out of service: 2100 and 2200 Crystal Drive (3) Includes our partner's share of certain assets in our Development Pipeline; excludes encumbered developable land 16 4,223 Units 5.6M SF 7.2M SF Multifamily(1) Office(2) Development Pipeline Our National Landing Portfolio Our Control of National Landing Inventory 28% 56% 83% Multifamily(1) Office(2) Developable Land(3) N

NATIONAL LANDING DEMAND CATALYSTS POWERHOUSE CATALYSTS DRIVE DEMAND FOR THE SUBMARKET 17 Placemaking expertise maximizes value of real estate with retail interventions and physical and digital infrastructure improvements Amazon is incentivized to bring 38K new jobs to National Landing, which should drive significant multifamily and office demand The new $1 billion Innovation Campus is expected to attract a steady stream of tech talent and tenants to National Landing Deteriorating global security environment drives U.S. and foreign defense spending which is increasingly focused on technology – centered around the Pentagon NATIONAL LANDING [Amazon] [Virginia Tech] [Pentagon] [Placemakin g Initiatives] Placemaking Initiatives Amazon’s New Headquarters Virginia Tech Innovation Campus The Pentagon

PLACEMAKING: RETAIL INTERVENTIONS

SIGNIFICANT RETAIL INTERVENTIONS ARE SUBSTANTIALLY COMPLETE, BRINGING A NEW AMENITY BASE TO ATTRACT WORLD-CLASS TALENT


Alamo Cinema


GOOD COMPANY
Good Company


TACOMBI
Tacombi


Bar Chinois


Surreal


South Block


Cracked Eggery


NiHao


WATER BAR
Water Bar

Transformative Retail

29	+	26	=	55
Open		Retailers Open by 2024+		New Retailers

3x	90%	74%
Street-Level Retail	Committed	Women- or Minority-Owned

Select New Retailers

Tatte Bakery & Café · Dolci Gelati · Conte's Bike Shop · GLO30 · Makers Union

[solidcore] · nailsaloon · HUSTLE · drybar · Pho Wheels

Peruvian Brothers · Bar Colline · RASA · Colada Shop · Tiki Thai

Queen Mother's Kitchen · Celebree School · BRIJ · Taqueria Xochi · Toby's

18

PLACEMAKING: PHYSICAL INFRASTRUCTURE

NEARLY $6B OF PUBLIC SPENDING IN NATIONAL LANDING INCLUSIVE OF TRANSFORMATIVE INFRASTRUCTURE INVESTMENTS



New Metro Stations

Estimated Delivery: 2027

- New at-grade entrance to the existing Crystal City Metro (2027)
- New Potomac Yard Metro station (Delivered 2023)



National Landing Station

Estimated Delivery: 2027

- Includes both Amtrak and Virginia Railway Express regional service
- Will provide direct service to Northeast Corridor
- Will connect directly to pedestrian bridge to Reagan Airport, enabling rail-to-air transfers



Pedestrian Bridge to Reagan Airport

Estimated Delivery: 2028

- First & only pedestrian connection between a business district and an international airport
- Will connect directly to new National Landing Station
- Approximately 1,000 feet long



Route 1 At Grade

Estimated Delivery: 2028

- Replaces existing elevated highway dividing the city with an at-grade urban boulevard
- Expected to create five acres of developable land in National Landing

Note: Representative sample of public infrastructure projects; all photos are renderings

19

PLACEMAKING: DIGITAL INFRASTRUCTURE FIRST 5G CITY AT SCALE IN U.S. POWERS INNOVATIVE TENANCY Infrastructure Layer: Benefit: Ubiquitous Wi-Fi Allows for a “sofa-to-sidewalk” seamless Wi-Fi experience for residents, office workers, and visitors across the neighborhood Private 5G Ability to stand up secure and customizable private cellular networks quickly and reliably for innovation, product testing, and security Public 5G Ultra-reliable low latency, and very high-speed cellular connectivity supporting massive device density and opening up new tech and other use cases Edge Data Centers Central locations for all telecom carriers, cloud providers, and advanced compute providers resulting in redundancy, reliability, choice, and easy “instant-on” access across National Landing Fiber Unprecedented choice and quality of service for high capacity, secure connectivity in National Landing 20

AMAZON: INCENTIVIZED TO BRING 38K NEW JOBS AMAZON'S INCENTIVE TO BRING 38K NEW JOBS TO NATIONAL LANDING IS DRIVING MULTIFAMILY AND OFFICE DEMAND (1) Average annual salary for each calendar year calculated based on $150,000 in 2019 escalated 1.5% per year (2) Washington Post article from April 16, 2024 (3) Based on data from the National Landing Business Improvement District (4) Based on trends observed at Amazon’s Seattle headquarters, where 20% of Amazon’s employees live within walking or biking distance to work 21 Amazon’s New Headquarters  38K cumulative new hires incentivized by 2034 - Incentivized to add approximately 3,000 jobs per year - Average annual salary target of $162K(1)  Approximately 8,000 employees already hired and 1,000 open positions(2)  Amazon anticipated to increase submarket daytime population by 80%(3)  7,600 new Amazon residents expected in the submarket(4) Amazon's New Headquarters – Metropolitan Park

VIRGINIA TECH: $1 BILLION INNOVATION CAMPUS



Virginia Tech Innovation Campus

Virginia Tech Innovation Campus

- Phase 1 expected to deliver in 2025
- 750 planned Master's degrees and 200 planned PhD students in STEM annually, supplying knowledge workers to National Landing
- Stated focus on producing diverse STEM talent pool above undergraduate level
- Innovation districts typically command a 10% premium in office rents and a 12% premium in residential rents relative to adjacent central business districts
- JBG SMITH controls ~2M SF of estimated development density immediately adjacent to the campus

Key Planned Features

$1B
Of anticipated investment at full build out

3.5-Acre
Campus part of mixed-use district in Potomac Yard

~300K
SF of academic space, cutting edge R&D facilities

~100K
SF of retail and support spaces

~250K
SF of corporate partners' space

~350K
SF of housing space for students and faculty

Major Recent Gifts

BOEING
$50.0M

NORTHROP GRUMMAN
$12.5M

amazon

Sources: CoStar and McKinsey reports

22

PENTAGON: DEFENSE SPENDING Sources: U.S. Department of Defense, NATO 23 $817B FY 2023 DoD Budget Approved by Congress $841B FY 2024 DoD Budget Sent to Congress Spending by NATO Allies Grows at Fastest Pace in a Decade U.S. DEFENSE SPENDING APPROACHES $1 TRILLION WHILE NATO AND ALLIED SPENDING JUMPED DRAMATICALLY THROUGH 2023 -0.9% 1.6% 3.0% 5.9% 4.3% 3.6% 4.6% 2.8% 2.0% 8.3% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Defense Expenditure Change NATO Europe and Canada Defense Expenditure Growth ~3% Increase in ‘24 DoD Budget + Continued Foreign Military Aid Ukraine, Taiwan, and Israel $95B Signed into law in 2024

PENTAGON: DEFENSE CONTRACTORS BECAUSE OF ITS PROXIMITY TO THE PENTAGON, NATIONAL LANDING APPEALS TO COMPANIES BENEFITING FROM U.S. AND NATO DEFENSE SPENDING Source: Defense and Security Monitor 24 7 of the 10 Largest Defense Contractors Have a Presence in National Landing FY 2023 Top 10 U.S. Defense Contractors $69 $28 $23 $22 $15 $9 $8 $8 $6 $4 $0B $20B $40B $60B $80B LMT RTX GD BA NOC HII HUM BAE LHX ADC 2023 Contract Award Obligation Presence in National Landing

PENTAGON: DEFENSE CONTRACTORS DEFENSE AND TECH TENANTS COMPRISE ~60% OF OUR NATIONAL LANDING TENANCY AND ~86% OF OUR LEASING ACTIVITY OVER THE PAST 24 MONTHS 25 PENTAGON <1 MILE <1 MILE

NATIONAL LANDING: THE INTERSECTION OF DEFENSE AND TECHNOLOGY IS A GROWTH NEXUS PRIVATE VC INVESTMENT IN DEFENSE TECHNOLOGY IS GROWING RAPIDLY, WITH MANY RECIPIENTS OF THOSE DOLLARS LOCATING NEAR THE PENTAGON (CUSTOMER) AND PRIME CONTRACTORS (PARTNERS) Sources: McKinsey, Semafor, Naval Technology, Pitchbook, Boeing 26 SENSING, CONNECTIVITY, SECURITY BIOTECHNOLOGY ADVANCED COMPUTING AUTONOMOUS SYSTEMS SPACE TECHNOLOGY VC Funding is Increasingly Piling into Defense Tech $100B VC Funding for Defense Tech Companies from 2021-2023 16% Projected CAGR through 2027 for Defense Tech Market Expansion QUANTUM ADVANCED MATERIALS 22 SEMICONDUCTORS 466 849 0 200 400 600 800 1,000 Wave 1: 2002-2010 Wave 2: 2011-2017 Wave 3: 2018-2023 Number of Seed Funding Rounds Rapid Growth in U.S. Defense Tech Startups Systems like Boeing’s MQ25 refueling drone combine prime contractor tech with autonomy

NATIONAL LANDING: A GROWING DEFENSE TECHNOLOGY ECOSYSTEM NATIONAL LANDING TENANTS MAKE UP THE REQUISITE ELEMENTS OF A THRIVING DEFENSE TECHNOLOGY ECOSYSTEM 27 EDUCATIONAL INSTITUTIONS SUPPORT SERVICES INCUBATORS AND VENTURE CAPITAL GROWTH COMPANIES DEFENSE PRIME CONTRACTORS ESTABLISHED TECH COMPANIES CUSTOMERS Tech Transfer and Talent Production Convening and Technical Services Accelerators and Growth Capital VC and PE Backed Market Participants Exit Opportunities and Scaling Partners Source of Talent and Entrepreneurs Demand for Products and Services ALL THE ECOSYSTEM ELEMENTS NECESSARY TO ATTRACT AND GROW PRIVATE DEFENSE TECH

OPERATING PORTFOLIO HIGHLIGHTS

OPERATING PORTFOLIO HIGHLIGHTS: MULTIFAMILY LOCATED IN TRANSIT-ORIENTED, MIXED-USE, AMENITY-RICH SUBMARKETS WHERE WE HAVE SIGNIFICANT SCALE Note: As of Q1 2024, includes signed but not yet commenced lease revenue and excludes NOI from sold or recapitalized assets; ground lease NOI is included with multifamily; 2221 S. Clark Street - Residential and 900 W Street are excluded from the Percent Occupied metric as they are operated as short-term rental properties 29 Office 56% Multifamily 44% Operating Units Under-Construction Units Percent Occupied 6,318 1,583 94% Annualized NOI by Use The Wren The Bartlett F1RST Residences 1221 Van Street

OPERATING PORTFOLIO HIGHLIGHTS: MULTIFAMILY CONCENTRATED IN HIGHLY AMENITIZED, METRO-SERVED SUBMARKETS Note: Bubble sizes and weighted averages based on number of units; includes under-construction multifamily: 1900 Crystal Drive and 2000 / 2001 South Bell Street (1) Excludes under-construction multifamily assets and assets operated as short-term rental properties: 2221 S. Clark Street – Residential and 900 W Street 30 National Landing, VA Washington, DC Bethesda, MD No. of Units 4,439 (56%) 3,140 (40%) 322 (4%) % Occupied(1) 95% 93% 95% Monthly Rent Per Unit(1) Class A: $2,955 Class B: $2,031 $2,551 $3,481 Monthly Rent Per SF(1) Class A: $3.36 Class B: $2.57 $3.42 $3.26 National Landing Brookland & Ft Totten Bethesda CBD Ballpark U Street & Shaw Union West Market End Class A represents 79% of the portfolio, with an average age of 7 years

MULTIFAMILY: DC METRO VS. SUNBELT DC RENT GROWTH OUTPACED SUNBELT OVER THE PAST YEAR, AND A LIMITED SUPPLY PIPELINE SHOULD LEAD TO ACCELERATED FUTURE RENT GROWTH Source: CoStar (1) Sunbelt consists of Atlanta, Austin, Charlotte, Dallas, Durham, Nashville, Orlando, Raleigh, and Tampa 31 Sunbelt(1) Sunbelt(1) Sunbelt(1) 2.9% -3.1% -4.0% -2.0% 0.0% 2.0% 4.0% DC Metro Sunbelt 1-Year CAGR (Q1 2023-Q1 2024) 4.9% 9.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% DC Metro Sunbelt Share of Total Inventory Trailing 1-Year Effective Rent Growth Under Construction as a Share of Total Inventory Projected 1-Year Effective Rent Growth 4.5% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% DC Metro Sunbelt 1-Year CAGR (Q1 2024-Q1 2025) ~600 bps difference ~460 bps difference ~250 bps difference

MULTIFAMILY: NATIONAL LANDING VS. THE DC METRO NATIONAL LANDING BENEFITS FROM ROBUST AND GROWING DEMAND DRIVERS WHICH CONTRIBUTE TO PAST AND FUTURE OUTPERFORMANCE Source: CoStar 32 5.5% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% National Landing DC Metro 1-Year CAGR (Q1 2023-Q1 2024) 94.2% 92.9% 88.0% 90.0% 92.0% 94.0% 96.0% National Landing DC Metro As of Q1 2024 Trailing 1-Year Effective Rent Growth Occupancy As of Q1 2024 JBG SMITH controls 79% of the potential multifamily supply pipeline ~260 bps difference ~130 bps difference 2000 / 2001 South Bell Construction

1900 CRYSTAL DRIVE: THE GRACE AND REVA CASE STUDY LEASING PACE THROUGH APRIL REFLECTS HEALTHY DEMAND FOR NEW PRODUCT IN NATIONAL LANDING Note: April Percent Leased as of April 28, 2024; all photos are renderings 33 22 42 83 106 12 41 71 3% 7% 15% 22% 0% 5% 10% 15% 20% 25% 0 50 100 150 200 January February March April Percent Leased Number of Units The Grace Reva % Leased Cumulative Leasing Highlights  1900 Crystal Drive’s average household income is ~$190K and average rent-to-income is ~22%  Average effective monthly rent of ~$4 PSF, compared to recently-delivered average Class A rents in National Landing of ~$3.75 PSF  Top industries include professional services, defense, and technology  38K SF of ground floor retail, 63% committed - Openings will begin mid-year 2024 The Grace Pool Reva Lobby

OPERATING PORTFOLIO HIGHLIGHTS: OFFICE POISED TO BENEFIT FROM NATIONAL LANDING GROWTH CATALYSTS Note: As of Q1 2024, includes signed but not yet commenced lease revenue and excludes NOI from sold or recapitalized assets; ground lease NOI is included with multifamily 34 Total Size Wtd Avg Lease Term Percent Leased Percent Occupied Office Rent PSF 7.2M SF 4.8 Yrs 85% 83% $45.85 Annualized NOI by Use 1550 Crystal Drive 1770 Crystal Drive 2011 Crystal Drive 200 12th Street S. Rendering Other Office 7% National Landing Office 49% Multifamily 44%

NATIONAL LANDING OFFICE PORTFOLIO

TAKING ~800K SF OUT OF SERVICE TO REDUCE OFFICE STOCK, CREATING A HEALTHIER, LONG-TERM OFFICE MARKET IN NATIONAL LANDING


7M SF
6M SF
5M SF
4M SF
3M SF
2M SF
1M SF
0M SF
6.5
-0.8
-1.0
4.7
National Landing Office
Out of Service ("OOS") (1)
Highly Levered Assets
Pro Forma

Adjusted for Known and Expected Vacates

- Occupancy: 69%
- WALT: 5.7 Years
- ~30% of lease roll over the next five years
- ~$45M of revenue upside with associated ~$100M of new leasing capital[(2)]
- ~$75M of repositioning capital

(1) As of March 31, 2024, our National Landing office portfolio totaled 6.1M SF, net of 0.4M SF already taken out of service; we plan to take an additional 0.4M SF from 2100 and 2200 Crystal Drive out of service
(2) Assumes ~1M SF of new leasing to achieve 90% occupancy at $45 PSF average rents and $100 PSF of tenant improvements and leasing commissions for ~7.5-year average term

35

NATIONAL LANDING LEASE EXPIRATIONS AFTER ADJUSTING FOR KNOWN VACATES, DRIVEN BY AMAZON AND NON-DEFENSE GSA TENANTS, PORTFOLIO HAS MINIMAL LEASE ROLL OVER THE NEXT FIVE YEARS Note: 2024 includes month-to-month leases 36 31% 5% 6% 3% 9% 8% 38% 0% 10% 20% 30% 40% Vacant 2024 2025 2026 2027 2028 Thereafter Share of Total Square Feet Includes ~520K SF of known and expected vacates in 2024 and 2025

NATIONAL LANDING LEASING ACTIVITY AND PHYSICAL OCCUPANCY ~86% OF LEASING ACTIVITY OVER THE PAST 24 MONTHS WAS WITH DEFENSE AND TECH TENANTS WHO HAVE BOTH RELOCATED TO AND EXPANDED WITHIN THE SUBMARKET AND FAVOR IN-PERSON WORK Source: Kastle Systems, March and April 2024 data Note: New demand and renewal statistics are based on trailing 24 months 37 52% 56% 63% 74% 87% 0% 25% 50% 75% 100% San Francisco DC Metro New York Austin JBG SMITH in Nat'l Landing More than 87% Peak Day Physical Occupancy 373K SF of New Demand 956K SF of Renewals Tenants who renewed retained approximately 94% of their expiring square footage 55% of new demand was from outside of National Landing

CASE STUDY: SPECIAL COMPETITIVE STUDIES PROJECT (“SCSP”) SCSP IDENTIFIED NATIONAL LANDING AS A STRATEGIC LOCATION WHERE IT CAN IMMERSE ITSELF IN A DEFENSE-TECH AND INNOVATION ECOSYSTEM Source: Special Competitive Studies Project 38  Non-profit founded in 2021, seeking to expand on the work of the National Security Commission on Artificial Intelligence  Critical mission to shape and strengthen America’s long-term competitiveness in emerging technologies  Firm culture rooted in in-person collaboration given the sensitive, fast-pace, and critical nature of projects  In 2021, began relationship with JBG SMITH, taking 7K SF of space - Drawn to a newly repositioned building, likeminded tenancy (DoD innovation), and move-in ready space  In 2023, after experiencing significant growth, expanded by over 4x to 29K SF Presence in National Landing National Landing  SCSP’s work is divided into six panels: Foreign Policy Intelligence Defense Economy Society Future Tech

Total Est. Potential Development Density National Landing Density 100% Expected to be Entitled by Historical Cost at JBG SMITH Share 9.3M SF 7.2M SF 2025 $380M Development Pipeline Composition Development Pipeline Entitlement Status ADVANCING ENTITLEMENTS IS CRITICAL TO UNLOCKING VALUE IN DEVELOPMENT PIPELINE 39 Commercial 17% Multifamily 83% Entitlement in Process 49% Fully Entitled 51%

CAPITAL ALLOCATION

PROVEN CAPITAL ALLOCATOR RAISED $3.9B OF CAPITAL AT A 4.1% YIELD AND REINVESTED AN EQUAL AMOUNT AT A 6.8% YIELD, CREATING ~$8 PER SHARE OF NAV GROWTH Note: Statistics are since inception (1) Based on average repurchase price of share repurchase activity through March 31, 2024 41 $3.4B Assets sold or recapitalized at or above NAV $483M 11.5M shares issued at $42.00 $1.0B 48.9M shares repurchased at $20.61(1) $2.4B Development committed, of which 62% was multifamily $547M Multifamily assets acquired with $450M of proceeds from like-kind exchanges Capital Raised & Capital Invested Capital Allocation Highlights $3.4 $2.4 $0.5 $1.0 $0.5 $0.0B $1.0B $2.0B $3.0B $4.0B $5.0B Capital Raised Capital Invested Asset Sales & Joint Ventures Development Equity Issuance & Shares Repurchased Multifamily Acquisitions $3.9B 6.8% Yield $3.9B 4.1% Yield

Sold 55 assets for $3.4B through 43 transactions PROVEN CAPITAL ALLOCATOR STRONG TRACK RECORD OF SOURCING CAPITAL FROM LOW-GROWTH ASSETS Note: Statistics are since inception 42 $1.7 $1.0 $0.4 $0.2 $0.0B $1.0B $2.0B $3.0B $4.0B Ground Leases Land Sales Joint Ventures Asset Sales Dispositions Since 2017 $3.4B Other  $0.3B of sales  13 assets  0.8M SF  4.8% cap rate Land  $0.7B of sales  19 assets  7.4M SF  $97 PSF Office  $2.4B of sales  23 assets  4.9M SF  5.2% cap rate Plan to recycle an incremental $200M-$300M of assets

OFFICE DISPOSITIONS SINCE INCEPTION, SOLD $2.4B OF OFFICE ASSETS AT BLENDED 5.2% CAP RATE Note: Statistics are since inception 43 Suburban Commerce Executive $733M of Value $325 PSF 5.9% Cap Rate Central Business District Bowen Building $829M of Value $520 PSF 5.4% Cap Rate New Construction 4747 Bethesda Avenue $806M of Value $770 PSF 4.4% Cap Rate

LAND DISPOSITIONS SINCE INCEPTION, SOLD $720M OF LAND AT A BLENDED $97 PSF Note: Statistics are since inception 44 Land Sale Ground Lease Joint Venture Pen Place Helix Rendering 1700 M Street Rendering 1900 N Street $435M of Value 5.6M SF $77 PSF $184M of Value 1.5M SF $122 PSF $101M of Value 0.3M SF $373 PSF

UNLOCKING VALUE THROUGH DEVELOPMENT ACCELERATED TRANSITION TO MULTIFAMILY AND MONETIZED OFFICE DEVELOPMENT ASSETS AT A 30% PROFIT MARGIN Note: Statistics are since inception; for office development assets sold, profit margin represents sales price divided by Estimated Total Investment 45 Multifamily Delivered Multifamily Wtd Avg Stabilized NOI Yield Commercial Delivered Commercial Wtd Avg Stabilized NOI Yield On Schedule & At or Below Budget 1,589 Units 6.5% 1.5M SF 7.0% 100% Multifamily & Retail Office 500 L'Enfant Plaza 4747 Bethesda Avenue 1900 N Street Central Place Tower The Wren Central District Retail West Half 1221 Van Street 8001 Woodmont 901 W Street 900 W Street

1,583 MULTIFAMILY UNITS UNDER CONSTRUCTION Note: Percent Leased as of April 28, 2024 (1) Historical cost includes $22.6M of design costs, the majority of which were incurred prior to inception and are not related to the current planned development; these costs are excluded from the Weighted Average Projected NOI Yield 46 Est. Total Investment Est. Incremental Investment Wtd Avg Projected NOI Yield(1) Est. Stabilized NOI Wtd Avg Stabilization Date $766M $134M 6.0% $44M Q3 2026 1900 Crystal Drive – The Grace 1900 Crystal Drive – Reva 2000 South Bell Street –Valen 2001 South Bell Street – The Zoe 337 Units 31% Leased 471 Units 15% Leased 355 Units Q3 2025 Est. Delivery 420 Units Q1 2025 Est. Delivery Rendering Rendering

MULTIFAMILY ACQUISITIONS ACQUIRED $547M OF MULTIFAMILY ASSETS, PRIMARILY FUNDED THROUGH $450M OF LIKE-KIND EXCHANGES Note: Statistics are since inception 47 Partner Buyouts Acquisitions The Wren Atlantic Plumbing 8001 Woodmont F1RST Residences The Batley Like-Kind Exchanges  Three assets were acquired via exchanges, generating an incremental $19M of NOI with $30M net capital investment Mets Park Land Pen Place Land RTC West F1RST Residences The Batley 8001 Woodmont

SHARE REPURCHASES SINCE 2020, WE HAVE REDUCED OUR SHARE COUNT BY 49M SHARES, OR APPROXIMATELY 33% OF SHARES AND OP UNITS OUTSTANDING, AT AN AVERAGE PRICE OF $20.61 PER SHARE Note: Share repurchases through March 31, 2024; sell-side NAV per share in each year calculated using weighted average value of shares repurchased at each NAV per share estimate; YTD 2024 Sell-Side NAV represents today's NAV 48 $105 $158 $361 $335 $49 $28 $29 $25 $15 $17 $45 $43 $42 $28 $25 $10 $20 $30 $40 $50 $0M $100M $200M $300M $400M 2020 2021 2022 2023 YTD 2024 Repurchase Price & Sell-Side NAV / Share Share Repurchases Share Repurchases Average Repurchase Price Sell-Side NAV / Share Since 2020, we have repurchased at an average ~44% discount to sell-side NAV; average repurchase price represents a ~18% discount to today’s sell-side NAV of ~$25 per share

BALANCE SHEET & COMPONENTS OF NOI

STRONG BALANCE SHEET TO FUND FUTURE GROWTH SIGNIFICANT ACCESS TO MULTIPLE SOURCES OF CAPITAL LEVERAGE WILL FLUCTUATE DURING PERIODS OF ACTIVE DEVELOPMENT (1) Total Enterprise Value (“TEV”) is based on $16.05 closing share price as of March 29, 2024 and 104.8M fully diluted shares outstanding as of March 31, 2024 (2) Includes interest rate swaps and caps; 74% of our total debt outstanding is fixed rate, excluding interest rate caps 50 Access to Capital & Liquidity Metrics Capital Structure & Leverage Metrics Net Debt / TEV(1) Net Debt / Adj. EBITDA Fixed Rate Debt(2) Secured Debt 58% 9.3x 95% 73% Cash & Cash Equivalents Undrawn Revolver Est. Multifamily Borrowing Capacity $227M $750M ~$350M 2 Strategic Capital Recycling 3 Selective Joint Ventures Secured Debt & Undrawn Revolver Capacity 1 Equity 42% Net Debt 58% ~$1.3B of Liquidity

Office(2) DEBT MATURITY SCHEDULE WELL-STAGGERED DEBT MATURITY SCHEDULE WITH PRIMARILY NON-RECOURSE SECURED DEBT Note: Represents the maturity date based on execution of all by-right extension options (1) For floating rate loans with interest rate caps, the weighted average cap strike is 3.41% for consolidated debt, and 3.47% for all debt; the interest rate cap strike is exclusive of the credit spreads associated with the loans; March 31, 2024 one-month term SOFR of 5.33% applied to floating rate loans (2) Includes $420M secured by commercial assets where we believe the outstanding principal balance of the mortgage collateralizing the asset exceeds the asset value 51 $308 $197 $186 $98 $573 $121 $116 $105 $112 $85 $200 $520 $750 $30 $124 $0M $500M $1,000M $1,500M 2024 2025 2026 2027 2028 2029 2030 Principal Balance Construction Undrawn Revolver Undrawn Unsecured Debt Office Multifamily Wtd Avg Cost of Debt Wtd Avg Debt Maturity 4.84%(1) 3.5 Years

COMPONENTS OF NOI

EXPECTED TENANT VACATES WILL NEGATIVELY IMPACT NOI, OFFSET BY THE STABILIZATION OF OUR OPERATING PORTFOLIO



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
$309
$172
(56%)
$137
(44%)
-$45
-$32
$45
New Leasing(4)
$44
Under-Construction
$321
$140
(44%)
$181
(56%)
Today(1)
Known Vacates(2)
Highly Levered Assets(3)
Upward Adjustments
Pro Forma
Multifamily
Office

- ~$100M of associated new office leasing capital[5]
- ~$75M of office repositioning capital
- $134M of estimated incremental investment for under-construction assets

Excludes rent growth, additional capital recycling, and monetization of 9.3M SF development pipeline

Note: This is a hypothetical presentation of potential NOI based on certain assumptions; while we believe our assumptions to be reasonable, we can provide no assurance that such assumptions are accurate nor that actual future NOI will materialize to the extent that our assumptions suggest or at all; please see the forward-looking statements disclaimer in this Investor Presentation for a discussion of the risks that could cause actual results to differ materially from any projected or estimated results

(1) As of Q1 2024, includes signed but not yet commenced lease revenue and excludes NOI from sold or recapitalized assets; ground lease NOI is included with multifamily

(2) Annualized rent from tenants known or expected to be vacating in 2024 and 2025

(3) Annualized NOI from commercial assets where we believe the outstanding principal balance of the mortgage collateralizing the asset exceeds the asset value

(4) Estimated new office leasing revenue in National Landing (assumes ~1M SF to achieve 90% occupancy at $45 PSF average rents)

(5) Assumes ~1M SF of new National Landing office leasing to achieve 90% occupancy at $100 PSF of tenant improvements and leasing commissions for ~7.5-year average term

52

CLOSING REMARKS

SHARE PRICE TO NET ASSET VALUE DISCONNECT

CURRENT SHARE PRICE IMPLIES NEGATIVE VALUE FOR AN OFFICE PORTFOLIO WITH ~$95M OF BASELINE NOI WITH ~$45M OF UPSIDE

Implied Gross Asset Value[(1)]	**$3.5B**	
	Assumptions	
Less:		
Multifamily Portfolio NOI Cap Rate[(2)]	5.5%	
Development Pipeline at Historical Cost	$41 PSF	
Implied Office Portfolio Value	**-$63M**	

Note: This is a hypothetical valuation of components of our portfolio based on certain assumptions; while we believe our assumptions to be reasonable, we can provide no assurance that such assumptions are accurate nor that our office portfolio is undervalued to the extent that our assumptions suggest or at all; please see the forward-looking statements disclaimer in this Investor Presentation

(1) Gross Asset Value based on: (i) $14.50 closing share price as of May 10, 2024 and 104.8M fully diluted shares outstanding as of March 31, 2024; (ii) plus net debt as of March 31, 2024, excluding $420M secured by commercial assets where we believe the outstanding principal balance of the mortgage collateralizing the asset exceeds the asset value; (iii) plus reported net tangible liabilities as of March 31, 2024

(2) Represents weighted average multifamily peer applied cap rate as of May 10, 2024 per FactSet applied to pro forma multifamily Annualized NOI (see page 52 for more detail); deducts $134M of estimated incremental investment for under-construction assets from implied multifamily portfolio value

54

NATIONAL LANDING

56 NATIONAL LANDING

NATIONAL LANDING SCALE AND REACH MASSIVE SCALE, CONTROL, AND DEMAND DRIVERS (1) Includes operating and under-construction assets; excludes 2221 S. Clark Street – Residential as it is operated as a short-term rental property (2) Excludes assets that we plan to take out of service: 2100 and 2200 Crystal Drive (3) Includes our partner's share of certain assets in our Development Pipeline; excludes encumbered developable land 57 4,223 Units 5.6M SF 7.2M SF Multifamily(1) Office(2) Development Pipeline Our National Landing Portfolio Our Control of National Landing Inventory 28% 56% 83% Multifamily(1) Office(2) Developable Land(3) N

WE’VE TRANSFORMED NATIONAL LANDING THROUGH PLACEMAKING AND DEVELOPMENT EFFORTS 58 At Inception National Landing 2017

WE’VE TRANSFORMED NATIONAL LANDING THROUGH PLACEMAKING AND DEVELOPMENT EFFORTS 59 Transformation in Progress National Landing Rendering

WE’VE TRANSFORMED NATIONAL LANDING THROUGH PLACEMAKING AND DEVELOPMENT EFFORTS 60 At Inception Transformed Central District Retail Water Park Central District Retail Water Park Surreal Surreal 1900 Crystal Drive 1900 Crystal Drive

WE’VE TRANSFORMED NATIONAL LANDING THROUGH PLACEMAKING AND DEVELOPMENT EFFORTS 61 At Inception Transformed 1550 Crystal Drive Lobby 251 18th Street S. | 241 18th Metropolitan Park 1770 Crystal Drive Street S. Metropolitan Park 1550 Crystal Drive Lobby 1770 Crystal Drive 251 18th Street S. | 241 18th Street S.

PLACEMAKING: PHYSICAL INFRASTRUCTURE

NEARLY $6B OF PUBLIC SPENDING IN NATIONAL LANDING INCLUSIVE OF TRANSFORMATIVE INFRASTRUCTURE INVESTMENTS



New Metro Stations

Estimated Delivery: 2027

- New at-grade entrance to the existing Crystal City Metro (2027)
- New Potomac Yard Metro station (Delivered 2023)



National Landing Station

Estimated Delivery: 2027

- Includes both Amtrak and Virginia Railway Express regional service
- Will provide direct service to Northeast Corridor
- Will connect directly to pedestrian bridge to Reagan Airport, enabling rail-to-air transfers



Pedestrian Bridge to Reagan Airport

Estimated Delivery: 2028

- First & only pedestrian connection between a business district and an international airport
- Will connect directly to new National Landing Station
- Approximately 1,000 feet long



Route 1 At Grade

Estimated Delivery: 2028

- Replaces existing elevated highway dividing the city with an at-grade urban boulevard
- Expected to create five acres of developable land in National Landing

Note: Representative sample of public infrastructure projects; all photos are renderings

| 62

63 NATIONAL LANDING MULTIFAMILY OPERATING, UNDER CONSTRUCTION & DEVELOPMENT PIPELINE

NATIONAL LANDING MULTIFAMILY 64 Multifamily Portfolio National Landing 56% DC & MD 44% Representative Assets 2000 South Bell Street – Valen Rendering 1900 Crystal Drive – The Grace 1900 Crystal Drive – Reva 2001 South Bell Street – The Zoe Rendering 220 20th The Bartlett Street 2 3 5 6 7 8 By Unit Count

NATIONAL LANDING MULTIFAMILY DEVELOPMENT PIPELINE Note: All photos are renderings 65 Estimated Number of Units: 3,590 RiverHouse Land North 2200 Crystal Drive (Conversion Opportunity) 223 23rd Street 1415 S. Eads Street (Americana) 2250 Crystal Drive 2525 Crystal Drive 9 10 12 11 13 14

DRAMATICALLY REPOSITIONED NATIONAL LANDING NATIONAL LANDING POSITIONED TO BE A PREMIER LIVE-WORK-PLAY DESTINATION 66 1900 Crystal Drive Woonerf Rendering  55 new retailers, 90% committed, tripling the number of street-level retailers  1,583 units delivering over the next year, balancing the neighborhood towards multifamily  Nearly $6B of public spending in National Landing inclusive of transformative infrastructure investments  Established National Landing as the first 5G-enabled connected city at scale in the country  Expanded technology ecosystem anchored by Amazon’s New Metropolitan Park Headquarters and Virginia Tech’s Innovation Campus Water Park

67 NATIONAL LANDING OFFICE OPERATING & DEVELOPMENT PIPELINE

NATIONAL LANDING OFFICE PORTFOLIO

TAKING ~800K SF OUT OF SERVICE TO REDUCE OFFICE STOCK, CREATING A HEALTHIER, LONG-TERM OFFICE MARKET IN NATIONAL LANDING


7M SF
6M SF
5M SF
4M SF
3M SF
2M SF
1M SF
0M SF
6.5
-0.8
-1.0
0.8
Secondary
3.9
Primary
National Landing Office
Out of Service ("OOS") (1)
Highly Levered Assets
Pro Forma

Adjusted for Known and Expected Vacates

- Occupancy: 69%
- WALT: 5.7 Years
- ~30% of lease roll over the next five years
- ~$45M of revenue upside with associated ~$100M of new leasing capital[2]
- ~$75M of repositioning capital

(1) As of March 31, 2024, our National Landing office portfolio totaled 6.1M SF, net of 0.4M SF already taken out of service; we plan to take an additional 0.4M SF from 2100 and 2200 Crystal Drive out of service
(2) Assumes ~1M SF of new leasing to achieve 90% occupancy at $45 PSF average rents and $100 PSF of tenant improvements and leasing commissions for ~7.5-year average term

68

NATIONAL LANDING OFFICE OPERATING – PRIMARY Note: All percent leased and WALT statistics are calculated after removing tenants known or expected to be vacating in 2024 and 2025 69 Strategy  Concentrate leasing capital in fewer assets where incremental investment to stabilize is highest ROI  Focus on defense tech activity that values proximity to other secure DOD users in the neighborhood  Leverage placemaking retail and multifamily deliveries to drive shift in market perception  Execute neighborhood amenity strategy at 2011 Crystal Drive to differentiate offering and enhance capture rate for new activity 1 2 3 4 5 6 7 8 9 10 3.9M SF | 75% Leased | 6.0 Years WALT 201 12th Street S. 1550 Crystal Drive 1770 Crystal Drive 251 18th Street S. 2011 Crystal Drive – Rendering 200 12th Street S. 241 18th Street S. 2121 Crystal Drive 2231 Crystal Drive 2451 Crystal Drive

NATIONAL LANDING OFFICE OPERATING – SECONDARY Note: All percent leased and WALT statistics are calculated after removing tenants known or expected to be vacating in 2024 and 2025 70 Strategy  Pursue large tenants seeking full or nearly full building leasing opportunities  In parallel, defer investment in small-to-medium leasing opportunities until primary office stabilizes  Explore potential to monetize through alternate use redevelopment 0.8M SF | 38% Leased | 2.8 Years WALT 11 12 1901 South Bell Street 2345 Crystal Drive

NATIONAL LANDING OFFICE DEVELOPMENT PIPELINE Note: All photos are renderings 71 Strategy  Notwithstanding market softness, trophy vacancy in the region is ~10%, driving the most quality selective tenants to explore new construction options  Whether through lease or sale, we offer two of the fastest-to-market build-to-suit options in the region Estimated Potential Development Density: 551K SF 13 14 101 12th Street S. 1800 South Bell Street

72 NATIONAL LANDING OTHER USE DEVELOPMENT PIPELINE

NATIONAL LANDING OTHER USE DEVELOPMENT PIPELINE

Strategy

- Pursue land sales, ground leases, or ventures with third-party developers
- Accelerates monetization of land bank with uses that don't compete with our multifamily and office assets
- Introduces complimentary uses to the neighborhood that support a vibrant mixed-use environment

Estimated Potential Development Density: 1.2M SF

Condominium & Senior Housing

1



RiverHouse Land Central

Townhome

2



RiverHouse Land South

Lodging

3



2100 Crystal Drive (Conversion Opportunity)

Note: All photos are renderings

73

APPENDIX

2011 CRYSTAL DRIVE REPOSITIONING 75  Our research focused on addressing the needs of tenants in the market who were downsizing their footprint but seeking to upgrade their employee experience to support return-to-work.  We learned that flexible conferencing including the ability to hold large ~300 person meetings was critical, but it needed to be professionally-operated.  A central kitchen for F&B could also support differentiated on-site retail.  Tenant identity and outdoor space, even for smaller tenants, were also key and needed to be supported.  Exterior improvements on the lower levels designed to create tenant and building outdoor spaces. Approach Expanded, public lobby with first and second floor tenant entrances and amenity access Large meeting facility Flexible and professionally-managed hospitality conferencing Wine bar and cocktail lounge “Grab and Go” Coffee Shop Exterior façade improvements that create outdoor spaces

DEFINITIONS ANNUALIZED RENT "Annualized Rent" is defined as (i) for multifamily assets, or the multifamily component of a mixed-use asset, the in-place monthly base rent before Free Rent as of March 31, 2024, multiplied by 12, and (ii) for commercial assets, or the retail component of a mixed-use asset, the in-place monthly base rent before Free Rent, plus tenant reimbursements as of March 31, 2024, multiplied by 12. Annualized Rent excludes rent from leases that have been signed but the tenant has not yet taken occupancy (not yet included in Percent Occupied metrics) and percentage rent. The in-place monthly base rent does not take into consideration temporary rent relief arrangements. ANNUALIZED RENT PER SQUARE FOOT "Annualized Rent per Square Foot" is defined as annualized office rent divided by occupied office square feet and annualized retail rent divided by occupied retail square feet. Excludes percentage rent and the square footage of tenants that only pay percentage rent. Occupied square footage may differ from leased square footage because leased square footage includes leases that have been signed but the tenant has not yet taken occupancy (not yet included in Percent Occupied metrics). DEVELOPMENT PIPELINE "Development Pipeline" refers to assets that have the potential to commence construction subject to receipt of full entitlements, completion of design and market conditions where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into, a leasehold interest with respect to land. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA"), EBITDA FOR REAL ESTATE ("EBITDAre") AND ADJUSTED EBITDA “EBITDA” and “EBITDAre” are used by management as supplemental operating performance measures, which we believe help investors and lenders meaningfully evaluate and compare our operating performance from period-to-period by removing from our operating results the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swaps and caps) and certain non-cash expenses (primarily depreciation and amortization expense on our assets). EBITDAre is computed in accordance with the definition established by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expense, gains and losses on sales of real estate and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, including our share of such adjustments of unconsolidated real estate ventures. These supplemental measures may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA and EBITDAre are not substitutes for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA represents EBITDAre adjusted for items we believe are not representative of ongoing operating results, such as Transaction and Other Costs, impairment write-downs of non-depreciable real estate, gain (loss) on the extinguishment of debt, earnings (losses) and distributions in excess of our investment in unconsolidated real estate ventures, lease liability adjustments, income from investments, business interruption insurance proceeds, litigation settlement proceeds and share-based compensation expense related to the Formation Transaction and special equity awards. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA, EBITDAre and Adjusted EBITDA have limitations as analytical tools, we use EBITDA, EBITDAre and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA, EBITDAre and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. A reconciliation of net income (loss) to EBITDA, EBITDAre and Adjusted EBITDA is presented on page 80. ESTIMATED INCREMENTAL INVESTMENT "Estimated Incremental Investment" means management's estimate of the remaining cost to be incurred in connection with the development of an asset as of March 31, 2024, including all remaining acquisition costs, hard costs, soft costs, tenant improvements (excluding Free Rent converted to tenant improvement allowances), leasing costs and other similar costs to develop and stabilize the asset but excluding any financing costs and ground rent expenses. Actual incremental investment may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. 76

DEFINITIONS ESTIMATED POTENTIAL DEVELOPMENT DENSITY "Estimated Potential Development Density" reflects management's estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of March 31, 2024. Our current business plans may contemplate development of less than the maximum potential development density for individual assets. As market conditions change, our business plans, and therefore, the Estimated Potential Development Density, could change accordingly. Given timing, zoning requirements and other factors, we make no assurance that Estimated Potential Development Density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. ESTIMATED TOTAL INVESTMENT "Estimated Total Investment" means, with respect to the development of an asset, the sum of the Historical Cost in such asset and the Estimated Incremental Investment for such asset. Actual total investment may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. ESTIMATED TOTAL PROJECT COSTS "Estimated Total Project Costs" means, with respect to the development of an asset, the Estimated Total Investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. FORMATION TRANSACTION "Formation Transaction" refers collectively to the spin-off on July 17, 2017 of substantially all of the assets and liabilities of Vornado Realty Trust's Washington, DC segment, which operated as Vornado / Charles E. Smith, and the acquisition of the management business and certain assets and liabilities of The JBG Companies. FREE RENT "Free Rent" means the amount of base rent and tenant reimbursements that are abated according to the applicable lease agreement(s). GAAP "GAAP" means accounting principles generally accepted in the United States of America. HISTORICAL COST "Historical Cost" is a non-GAAP measure which includes the total Historical Cost incurred by JBG SMITH with respect to the development of an asset, including any acquisition costs, hard costs, soft costs, tenant improvements (excluding Free Rent converted to tenant improvement allowances), leasing costs and other similar costs, but excluding any financing costs and ground rent expenses incurred as of March 31, 2024. IN-SERVICE "In-Service" refers to multifamily or commercial operating assets that are at or above 90% leased or have been operating and collecting rent for more than 12 months as of March 31, 2024. JBG SMITH SHARE "JBG SMITH Share" or "our share" refer to our ownership percentage of consolidated and unconsolidated assets in real estate ventures, but exclude our: (i) 10.0% subordinated interest in one commercial building, (ii) 33.5% subordinated interest in four commercial buildings, (iii) 49.0% interest in three commercial buildings and (iv) 9.9% interest in one commercial building, as well as the associated non-recourse mortgage loans, held through unconsolidated real estate ventures; these interests and debt are excluded because our investment in each real estate venture is zero, we do not anticipate receiving any near-term cash flow distributions from the real estate ventures, and we have not guaranteed their obligations or otherwise committed to providing financial support. METRO-SERVED "Metro-Served" means locations, submarkets or assets that are within 0.5 miles of an existing or planned Metro station. 77

DEFINITIONS MONTHLY RENT PER UNIT "Monthly Rent Per Unit" represents multifamily rent for the month ended March 31, 2024 divided by occupied units; retail rent is excluded from this metric. NET DEBT "Net Debt" is a non-GAAP financial measurement. Net Debt represents our total consolidated and unconsolidated indebtedness less cash and cash equivalents at our share. Net Debt is an important component in the calculations of Net Debt to Annualized Adjusted EBITDA and Net Debt / total enterprise value. We believe that Net Debt is a meaningful non-GAAP financial measure useful to investors because we review Net Debt as part of the management of our overall financial flexibility, capital structure and leverage. We may utilize a considerable portion of our cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents at our share may not be solely controlled by us. The deduction of cash and cash equivalents at our share from consolidated and unconsolidated indebtedness in the calculation of Net Debt, therefore, should not be understood to mean that it is available exclusively for debt reduction at any given time. NET OPERATING INCOME ("NOI"), ANNUALIZED NOI, ESTIMATED STABILIZED NOI AND PROJECTED NOI YIELD ”NOI”, "Annualized NOI", "Estimated Stabilized NOI" and "Projected NOI Yield" are non-GAAP financial measures management uses to assess an asset's performance. The most directly comparable GAAP measure is net income (loss) attributable to common shareholders. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only property related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of Free Rent and payments associated with assumed lease liabilities) less operating expenses and ground rent for operating leases, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and the amortization of acquired above-market leases and below-market ground lease intangibles. Management uses NOI as a supplemental performance measure of our assets and believes it provides useful information to investors because it reflects only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of NOI as a measure of the operating performance of our assets is limited. NOI presented by us may not be comparable to NOI reported by other REITs that define these measures differently. We believe to facilitate a clear understanding of our operating results; NOI should be examined in conjunction with net income (loss) attributable to common shareholders as presented in our financial statements. NOI should not be considered as an alternative to net income (loss) attributable to common shareholders as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions. Annualized NOI for all assets represents NOI for the three months ended March 31, 2024 multiplied by four. Management believes Annualized NOI provides useful information in understanding our financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this Investor Presentation. There can be no assurance that the Annualized NOI shown will reflect our actual results of operations over any 12-month period. This Investor Presentation also contains management's estimate of stabilized NOI and projections of NOI yield for Under-Construction assets, which are based on management's estimates of property-related revenue and operating expenses for each asset. These estimates are inherently uncertain and represent management's plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The property-related revenues and operating expenses for our assets may differ materially from the estimates included in this Investor Presentation. Management's projections of NOI yield are not projections of our overall financial performance or cash flow, and there can be no assurance that the Projected NOI Yield set forth in this Investor Presentation will be achieved. Projected NOI Yield means our Estimated Stabilized NOI reported as a percentage of (i) Estimated Total Investment and (ii) Estimated Total Project Costs. Actual initial full year stabilized NOI yield may vary from the Projected NOI Yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the Projected NOI Yields described in this Investor Presentation. We do not provide reconciliations for non-GAAP estimates on a future basis, including Estimated Stabilized NOI and expected Annualized NOI because we are unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income (loss). Additionally, no reconciliation of Projected NOI Yield to the most directly comparable GAAP measure is included in this Investor Presentation because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 78

DEFINITIONS NON-SAME STORE "Non-Same Store" refers to all operating assets excluded from the Same Store pool. PERCENT LEASED "Percent Leased" is based on leases signed as of March 31, 2024, and is calculated as total rentable square feet less rentable square feet available for lease divided by total rentable square feet expressed as a percentage. Out-of-service square feet are excluded from this calculation. PERCENT OCCUPIED "Percent Occupied" is based on occupied rentable square feet/units as of March 31, 2024, and is calculated as (i) for multifamily space, total units less unoccupied units divided by total units, expressed as a percentage and (ii) for office and retail space, total rentable square feet less unoccupied square feet divided by total rentable square feet. Out-of-service square feet and units are excluded from this calculation. SAME STORE "Same Store" refers to the pool of assets that were In-Service for the entirety of both periods being compared, excluding assets for which significant redevelopment, renovation or repositioning occurred during either of the periods being compared. SQUARE FEET OR SF "Square Feet" or "SF" refers to the area that can be rented to tenants, defined as (i) for multifamily assets, management's estimate of approximate rentable square feet, (ii) for commercial assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (iii) for Under-Construction assets, management's estimate of approximate rentable square feet based on current design plans as of March 31, 2024, and (iv) for assets in the Development Pipeline, management's estimate of developable gross square feet based on current business plans with respect to real estate owned or controlled as of March 31, 2024. TRANSACTION AND OTHER COSTS "Transaction and Other Costs" include pursuit costs related to completed, potential and pursued transactions, demolition costs, and severance and other costs. UNDER-CONSTRUCTION "Under-Construction" refers to assets that were under construction during the three months ended March 31, 2024. 79

EBITDA, EBITDAre AND ADJUSTED EBITDA (NON-GAAP) (UNAUDITED) Note: All EBITDA measures as shown above are attributable to common limited partnership units ("OP Units") and certain fully vested incentive equity awards that may be convertible into OP Units (1) Includes pursuit costs related to completed, potential and pursued transactions, demolition costs, severance and other costs (2) Quarterly Adjusted EBITDA is annualized by multiplying by four (3) Net of premium/discount and deferred financing costs 80 dollars in thousands Three Months Ended March 31, 2024 2023 EBITDA, EBITDAre and Adjusted EBITDA Net income (loss) $ (42,190) $ 24,310 Depreciation and amortization expense 56,855 53,431 Interest expense 30,160 26,842 Income tax benefit (1,468) (16) Unconsolidated real estate ventures allocated share of above adjustments 2,552 3,664 EBITDA attributable to noncontrolling interests — 30 EBITDA $ 45,909 $ 108,261 Gain on the sale of real estate, net (197) (40,700) Gain on the sale of unconsolidated real estate assets (480) — EBITDAre $ 45,232 $ 67,561 Transaction and other costs, net of noncontrolling interests (1) 1,514 2,472 Income from investments, net (58) (1,861) Impairment loss related to non-depreciable real estate 17,211 — Share-based compensation related to Formation Transaction and special equity awards — 351 Earnings and distributions in excess of our investment in unconsolidated real estate venture (213) (167) Unconsolidated real estate ventures allocated share of above adjustments — 2 Adjusted EBITDA $ 63,686 $ 68,358 Net Debt to Annualized Adjusted EBITDA (2) 9.3 x 7.8 x March 31, 2024 March 31, 2023 Net Debt (at JBG SMITH Share) Consolidated indebtedness (3) $ 2,524,430 $ 2,344,304 Unconsolidated indebtedness (3) 66,413 87,832 Total consolidated and unconsolidated indebtedness 2,590,843 2,432,136 Less: cash and cash equivalents 227,132 291,799 Net Debt (at JBG SMITH Share) $ 2,363,711 $ 2,140,337

NOI RECONCILIATIONS (NON-GAAP) (UNAUDITED) (1) Adjustment to exclude straight-line rent, above/below market lease amortization and lease incentive amortization (2) Adjustment to include other revenue and payments associated with assumed lease liabilities related to operating properties and to exclude commercial lease termination revenue and related party management fees (3) Includes the results of our Under-Construction assets and assets in the Development Pipeline (4) Includes the results of properties that were not In-Service for the entirety of both periods being compared, including disposed properties, and properties for which significant redevelopment, renovation or repositioning occurred during either of the periods being compared (5) Includes the results of the properties that are owned, operated and In-Service for the entirety of both periods being compared 81 dollars in thousands Three Months Ended March 31, 2024 2023 Net income (loss) attributable to common shareholders $ (32,276) $ 21,171 Add: Depreciation and amortization expense 56,855 53,431 General and administrative expense: Corporate and other 14,973 16,123 Third-party real estate services 22,327 23,823 Share-based compensation related to Formation Transaction and special equity awards — 351 Transaction and other costs 1,514 2,472 Interest expense 30,160 26,842 Impairment loss 17,211 — Income tax benefit (1,468) (16) Net income (loss) attributable to redeemable noncontrolling interests (4,534) 3,363 Net loss attributable to noncontrolling interests (5,380) (224) Less: Third-party real estate services, including reimbursements revenue 17,868 22,784 Other revenue 11,263 1,726 Income from unconsolidated real estate ventures, net 975 433 Interest and other income, net 2,100 4,077 Gain on the sale of real estate, net 197 40,700 Consolidated NOI 66,979 77,616 NOI attributable to unconsolidated real estate ventures at our share 3,046 4,429 Non-cash rent adjustments (1) (1,430) (8,377) Other adjustments (2) 5,240 6,845 Total adjustments 6,856 2,897 NOI $ 73,835 $ 80,513 Less: out-of-service NOI loss (3) (3,032) (710) Operating Portfolio NOI $ 76,867 $ 81,223 Non-Same Store NOI (4) 1,130 10,109 Same Store NOI (5) $ 75,737 $ 71,114 Change in Same Store NOI 6.5 % Number of properties in Same Store pool 41